UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 6, 2022

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Perpetua Resources Corp. (the “Company”) previously filed a Technical Report Summary, dated as of December 31, 2021 and developed for the Stibnite Gold Project in accordance with the mining property disclosure rules specified in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission (the “TRS”) as Exhibit 96.1 to the Company’s Current Report on Form 8-K filed on January 3, 2022 (the “Original Filing”). This Form 8-K/A (the “Amendment”) of the Company amends the Original Filing and is being filed to reflect the following revisions to the TRS included in Revision 1 to the TRS, amended as of June 6, 2022 (the “Amended TRS”): (i) addition of Appendix A “Detailed Annual Cash Flow Forecast”; (ii) addition of a new footnote (1) to Tables 1-4, 12-9 and 12-10 to include additional information regarding the metallurgical recovery factor and the specific point of reference with respect to the mineral reserves; and (iii) certain other corresponding references. Except as described above, the Amended TRS does not modify or update the information, analyses, assumptions, conclusions or recommendations presented in the TRS and all such information is current as of December 31, 2021.

A copy of the Amended TRS is filed as Exhibit 96.1 to this Amendment and is incorporated herein by reference. Except for the Amended TRS and the consents of the qualified persons with respect to the filing of the Amended TRS, the Original Filing, as amended by this Amendment, continues to describe matters as of the date of the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of M3 Engineering & Technology Corporation.
23.2	Consent of Blue Coast Metallurgy, Ltd.
23.3	Consent of Value Consulting, Inc.
23.4	Consent of Tierra Group International, Ltd.
23.5	Consent of Grenvil Marquis Dunn, C. Eng.
23.6	Consent of Garth D. Kirkham, P. Geo.
96.1	Technical Report Summary, Revision 1, amended as of June 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: June 8, 2022	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer